Exhibit 10.2(a)
COUNTERPART FOR ADDITIONAL GUARANTORS
This COUNTERPART (this “Counterpart”), dated July 23, 2010, is delivered pursuant to Section 15 of the Guaranty referred to below. Each of the undersigned hereby agrees that this Counterpart may be attached to the Guaranty, dated as of November 6, 2006 (as it may be from time to time amended, modified or supplemented, the “Guaranty”; capitalized terms used herein not otherwise defined herein shall have the meanings ascribed therein), among the Guarantors named therein and Bank of America, N.A., as Guarantied Party. Each of the undersigned, by executing and delivering this Counterpart, hereby becomes an Additional Guarantor under the Guaranty in accordance with Section 15 thereof and agrees to be bound by all of the terms thereof.
[Signature Pages Follow]
Counterpart Agreement — Credit Link Notes (Series A)

IN WITNESS WHEREOF, the undersigned have caused this Counterpart to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

CB&I ENGINEERING CONSULTANT (SHANGHAI) CO. LTD.
By:	/s/ Geoffrey Ronald Loft
	Name:	Geoffrey Ronald Loft
	Title:	Executive Director

CBI CONSTRUCTORS (PNG) PTY. LIMITED
By:	/s/ Ross Adame
	Name:	Ross Adame
	Title:	Director

CBI COLOMBIANA S.A.
By:	/s/ Ronald A. Ballschmiede
	Name:	Ronald A. Ballschmiede
	Title:	Director
Counterpart Agreement — Credit Link Notes (Series A)